Taxation	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Taxation
Note 9 - Taxation
Borr Drilling Limited is a Bermuda company and is currently not required to pay taxes in Bermuda on ordinary income or capital gains under a tax exemption granted by the Minister of Finance in Bermuda until March 31, 2035. In December 2023, the Bermuda Corporate Income Tax Act was enacted and will apply from January 1, 2025, with a statutory rate of 15%. We operate through various subsidiaries, affiliates and branches in numerous countries throughout the world and are subject to tax laws, policies, treaties and regulations, as well as the interpretation or enforcement thereof, in jurisdictions in which we or any of our subsidiaries, affiliates and branches operate, were incorporated, or are otherwise considered to have a tax presence. Our income tax expense is based upon our interpretation of the tax laws in effect in various countries at the time that the expense was incurred.
Total pre-tax income / (loss) is comprised of the following by jurisdiction:

	Three months ended June 30, 2024	Three months ended June 30, 2023	Six months ended June 30, 2024	Six months ended June 30, 2023
(In $ millions)
Bermuda	(7.1)	(15.4)	(49.2)	(30.0)
Foreign	53.7	29.6	128.4	52.1
Total	46.6	14.2	79.2	22.1
The change in the effective tax rate from period to period is primarily attributable to changes in the profitability or loss mix of our operations in various jurisdictions. As our operations continually change among numerous jurisdictions and methods of taxation in these jurisdictions vary greatly, there is little direct correlation between the income tax provision or benefit and income or loss before taxes. We used a discrete effective tax rate method to calculate income taxes.
Income tax (expense) / benefit is comprised of the following:

	Three months ended June 30, 2024	Three months ended June 30, 2023	Six months ended June 30, 2024	Six months ended June 30, 2023
(In $ millions)
Current tax	(13.6)	(12.5)	(28.7)	(27.9)
Change in deferred tax	(1.3)	(0.9)	(4.4)	(0.8)
Total	(14.9)	(13.4)	(33.1)	(28.7)
The deferred tax assets related to our net operating losses were primarily generated in the United Kingdom and will not expire. We recognize a valuation allowance for deferred tax assets when it is more likely than not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near term if estimates of future taxable income change.
In response to the Organization for Economic Co-Operation and Development (OECD) Base Erosion and Profit Shifting initiative, a 15% worldwide minimum tax implemented on a country-by-country basis has been introduced with many jurisdictions committed to a January 1, 2024, effective date. There remain a number of uncertainties around the final Pillar 2 model rules, and we are closely monitoring developments on this initiative.
Additionally, on December 27, 2023, Bermuda enacted the Corporate Income Tax Act which imposes a 15% tax on Bermuda businesses that are part of multinational enterprise (MNE) groups. The effective date of the income tax is for tax years beginning on or after January 1, 2025. We are actively monitoring the evolving developments of these regulations and evaluating their potential impact on future periods. At present, we expect that they will not have a substantial impact on our financial results in the short term.